Unaudited interim condensed consolidated statement of income (loss) - EUR (€) € in Thousands	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023
Revenues and other income
Revenue	€ 41	€ 1,901
Other income	2,693	4,721
Total revenues and other income	2,734	6,622
Research and development costs	(46,822)	(54,062)
Marketing - Business development expenses	(598)	(705)
General and administrative expenses	(7,701)	(6,812)
Other operating income (expenses)	138	(44)
Net operating loss	(52,249)	(55,003)
Financial income	9,093	2,373
Financial expenses	(5,586)	(2,646)
Net financial income	3,507	(273)
Share of net loss - Equity method	(168)
Income tax	(119)	7
Net loss for the period	€ (49,029)	€ (55,269)
Basic loss per share	€ (0.94)	€ (1.31)
Diluted loss per share	€ (0.94)	€ (1.31)
Weighted average number of shares outstanding used to calculate basic loss per share	51,982,093	42,044,796
Weighted average number of shares outstanding used to calculate diluted loss per share	51,982,093	42,044,796